UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2007
Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street Torrance California	90503

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 972-4005
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     On May 18, 2007, Motorcar Parts of America, Inc. (the “Company”) entered into a securities purchase agreement and a registration rights agreement with certain accredited investors for the private placement of approximately 3.64 million shares of the Company’s common stock at a price of $11.00 per share for anticipated aggregate gross proceeds of $40,061,000. In connection therewith, the Company agreed to issue warrants to purchase up to 546,283 shares of its common stock, at an exercise price of $15.00 per share. The warrants are five-year warrants that are callable by the Company under certain conditions. The shares and warrants will be issued in a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. Pursuant to the terms of the registration rights agreement, the Company has agreed to cause a resale registration statement covering the shares, including the shares issuable upon exercise of the warrants, to be filed on or prior to July 31, 2007. Roth Capital Partners, LLC acted as placement agent for the private placement. The transaction is further described in the press release issued by the Company on May 18, 2007, a copy of which is filed herewith as Exhibit 99.1.
     The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 10.1, 10.2, 10.3 and 10.4, each of which is incorporated herein by reference.
Item 3.02 — Unregistered Sales of Equity Securities
     The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.
Item 8.01 — Other Events
     Under its credit agreement with Union Bank of California, N.A., the Company is subject to certain loan covenants. On May 16, 2007, in connection with the private placement financing described under Item 1.01 of this current report on Form 8-K, Union Bank notified the Company that the bank has agreed to waive certain violations of those covenants subject to the closing of the financing.
Item 9.01 — Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
Number	Description
10.1	Securities Purchase Agreement among the Company and the investors identified on the signature pages thereto, dated as of May 18, 2007.

10.2	Registration Rights Agreement among the Company and the investors identified on the signature pages thereto, dated as of May 18, 2007.

10.3	Engagement Letter by and between the Company and Roth Capital Partners, LLC, dated as of May 18, 2007.

10.4	Form of Warrant to be issued by the Company to the investors in connection with the May 2007 Private Placement.

99.1	Press Release of the Company issued on May 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorcar Parts of America, Inc.
Date: May 18, 2007	By:	/s/ Michael M. Umansky
Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Securities Purchase Agreement among the Company and the investors identified on the signature pages thereto, dated as of May 18, 2007.

10.2	Registration Rights Agreement among the Company and the investors identified on the signature pages thereto, dated as of May 18, 2007.

10.3	Engagement Letter by and between the Company and Roth Capital Partners, LLC, dated as of May 18, 2007.

10.4	Form of Warrant to be issued by the Company to the investors in connection with the May 2007 Private Placement.

99.1	Press Release of the Company issued on May 18, 2007.